Annual Report

                                                               December 31, 2000

Mutual Shares Fund


{FRANKLIN TEMPLETON INVESTMENTS LOGO]
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Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


[PHOTO]

Lawrence Sondike
Portfolio Manager
Mutual Shares Fund



Peter A. Langerman
Chief Executive Officer
Franklin Mutual Advisers, LLC


[PHOTO]

Susan R. Potto
Assistant Portfolio Manager
Mutual Shares Fund


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Now you can access online information about your Fund, including this
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resource for fund literature, prices and performance, investor information and
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SHAREHOLDER LETTER

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Your Fund's Goal: Mutual Shares Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds and convertible securities in the U.S. and other countries.
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Dear Shareholder:

We are pleased to bring you this annual report for Mutual Shares Fund, covering the period ended December 31, 2000. The U.S. economy generally experienced strong growth during the first half of the 12-month period despite three Federal Reserve Board interest-rate hikes. The economy progressively cooled during the second half of the year, however, reflecting weakening consumer demand, higher interest rates, a tight labor market, record fuel costs and a persistently strong dollar. U.S. and European equity markets experienced enormous volatility during the period.

Despite the Standard & Poor's 500(R) (S&P 500(R)) Composite Index's volatility during the first three quarters of the year, the index ended the nine months


CONTENTS

Shareholder Letter ......................................................      1

Performance Summary .....................................................      8

Financial Highlights & Statement of Investments  ........................     12

Financial Statements ....................................................     27

Notes to Financial Statements ...........................................     31

Independent  Auditors' Report ...........................................     39

Tax Designation .........................................................     40

FUND CATEGORY

[PYRAMID GRAPHIC]


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 16.
PAGE
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/00

[BAR CHART]

U.S.                                                               62.8%
U.K.                                                                5.4%
France                                                              2.3%
Switzerland                                                         1.2%
Netherlands                                                         1.0%
Sweden                                                              0.9%
Spain                                                               0.9%
Other Countries                                                     1.7%
Fixed Income Securities                                             6.7%
Government Agencies and Other Net Assets                           17.1%


virtually unchanged in value.(1) However, a combination of an increasing number of corporate earnings warnings, weakening economic data, and a contested presidential election process resulted in downward trending equity markets during the fourth quarter, with the S&P 500 reaching a 52-week low by mid-December. The markets seemed particularly unnerved by the many negative earnings surprises occurring among technology companies whose businesses were previously perceived to be impervious to a slowing economy. Investors' shaken confidence in technology stocks was evident by the Nasdaq Composite Index's more than 50% drop from its peak on March 10, 2000, through year-end. Many dot-com stocks experienced an even more devastating loss in value of 90% or more.(2)

Within this environment, Mutual Shares Fund - Class Z posted a 13.83% 12-month cumulative total return as shown in the Performance Summary beginning on page 8. This compares favorably with its benchmarks, the S&P 500, which declined 9.11%, and the Lipper Multi-Cap Value Funds Average, which increased only 8.86% during the same period.(2),(3) The Fund's outperformance relative to these indexes was largely due to our


1. Source: Standard and Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies.

2. Source: Standard and Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market-value weighted and includes more than 4,000 companies.

3. Sources: Standard and Poor's Micropal; Lipper Inc. The Lipper Multi-Cap Value Funds Average is an equally-weighted average consisting of 524 mutual funds (including Mutual Shares Fund) within the Multi-Cap Value investment objective. Lipper calculations do not include sales charges; past expense reductions by the Fund's manager increased the Fund's total return. If these factors had been considered, the Fund's performance relative to the Lipper average may have been different. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2
PAGE
disciplined value and special situations approach. Our investment style of buying stocks believed to be trading at large discounts to the underlying value of the company's assets prevented us from being drawn blindly into the technology mania. As a result, our portfolio did not suffer from that sector's severe decline during the year. Instead, we focused our efforts on buying high-quality, undervalued stocks we believed had been misunderstood, unduly ignored by investors, or over-penalized by the market's recessionary fears.

Burlington Resources is an example of how we were able to convert a contrarian viewpoint into a profitable investment. When the natural gas market was depressed in late 1999, we believed that energy prices and select producers' stock prices reflected a worst-case scenario. We were able to establish a position in natural gas producer Burlington Resources around $30 when the stock was trading at 11 times earnings and at more than a 30% discount to its net asset value. One year later, natural gas prices have tripled, reflecting a supply and demand imbalance caused by strong economic growth and extreme weather patterns colliding with historically low natural gas inventories. The stock nearly doubled from its lows of the year and was one of the top contributors to the Fund's performance.

One of the unique aspects of Mutual Shares Fund's history has always been our willingness to become involved in complicated corporate restructurings (on both the debt and equity sides) when we believe the company is trading at a significant discount to its intrinsic value. One example on the equity side was Thermo Electron, which, by appreciating 75%, was one of


  TOP 10 HOLDINGS
  12/31/00

COMPANY                                                             % OF TOTAL
INDUSTRY, COUNTRY                                                   NET ASSETS
------------------------------------------------------------------------------
Federated Department Stores Inc.                                        2.8%
Multiline Retail, U.S.

Canary Wharf Group PLC                                                  2.4%
Real Estate, U.K

Washington Post Co., B                                                  2.2%
Media, U.S.

Telephone & Data Systems Inc.                                           2.1%
Diversified Telecommunication
Services, U.S.

May Department Stores Co.                                               2.1%
Multiline Retail, U.S.

AT&T Corp. - Liberty Media Group, A                                     1.8%
Media, U.S.

Scripps Co., A                                                          1.8%
Media, U.S.

White Mountain Insurance Group Inc.                                     1.8%
Insurance, U.S.

Berkshire-Hathaway Inc., A&B                                            1.6%
Insurance, U.S.

International Paper Co.                                                 1.5%
Paper & Forest Products, U.S.

                                                                               3
PAGE
TOP 10 INDUSTRIES
Based on Equity Securities
12/31/00

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Media                                                                    12.1%

Insurance                                                                 8.0%

Diversified Financials                                                    6.7%

Multiline Retail                                                          5.9%

Diversified Telecommunication Services                                    5.7%

Paper & Forest Products                                                   4.2%

Real Estate                                                               3.6%

Banks                                                                     3.0%

Road & Rail                                                               2.9%

Chemicals                                                                 2.9%


the largest contributors to the Fund's performance this year. As recently as two years ago, Thermo Electron's capital structure was unwieldy and highly inefficient, consisting of 22 publicly traded companies and 20 independent wholly owned subsidiaries spread across a range of disparate industries. With the goal of streamlining the corporate portfolio and unlocking shareholder value, a new management team led by Richard Syron initiated a company restructuring in mid-1999. Over the past 18 months, the company has been buying back its public subsidiaries, focusing management attention on higher growth businesses and improving its balance sheet by divesting or spinning off non-core operations. Recent stock price appreciation has been the byproduct of Thermo Electron's strong operating results and increasingly transparent capital structure and asset values.

We believe some of the most compelling values today can be found in the telecommunications and media industries, areas that experienced significant selling pressure over the past 12 months. Liberty Media and Telephone & Data Systems (TDS) are examples of stocks whose share prices declined in 2000; however, given our confidence in their underlying businesses, we sought opportunities to invest at lower prices. Liberty Media, operated under the stewardship of brilliant dealmaker John Malone, is a diversified media and telecommunications conglomerate with private and publicly traded holdings in well-known assets such as Discovery Communications, Starz/Encore, QVC, Sprint PCS, News Corporation and Time Warner. TDS is a wireless and wireline phone corporation that owns 14% of

4
PAGE
VoiceStream Wireless, a company currently in the process of being acquired at a premium for cash and stock by Deutsche Telecom. The consideration being offered for VoiceStream alone comprises almost the entire TDS equity value. In addition to media and telecommunications, we have also added to our positions in beaten-down retailers, including Federated Department Stores and May Department Stores.

During the reporting period, we reduced the portfolio's foreign weighting of equity and debt securities by more than 5 percentage points, ending the period at 15.7% of total net assets. For example, we sold our entire position in French pharmaceutical company Aventis and a substantial portion of our holding in Swedish conglomerate Investor. In both cases, these stocks appreciated significantly, and we felt they were no longer cheap enough to justify retaining the full position.

Throughout the year, we continued to seek out undervalued opportunities in the risk arbitrage and bankruptcy areas. On the bankruptcy side, several factors contributed to the significant increase in the supply of distressed debt we were seeing. First, as telecommunications and satellite stock valuations collapsed, the high yield markets closed to start-up ventures needing additional financing. Second, the rising claims and settlement values reached in asbestos litigation resulted in a rash of bankruptcy filings among industrial companies. Third, many industries, such as cinemas, that had over-borrowed to expand started to buckle with deteriorating economic fundamentals. Finally, we saw a greater number of large-capitalization distressed situations (e.g., Xerox). As a final note,

                                                                               5
PAGE
our equity stake in Canary Wharf, which originated in the portfolio as a bankruptcy investment and went public in 1999, appreciated 17.63% in 2000 and was one of the largest contributors to Mutual Shares Fund's performance.

Looking forward, we will continue to search for undervalued domestic and foreign investments that can provide our shareholders with excellent long-term, low-risk returns. With our rigorous, fundamental research and our three-pronged approach to value, combining bargain stocks, bankruptcies and deal investing, we believe Mutual Shares Fund is well-positioned to capitalize on today's volatile marketplace. In particular, we believe the increased supply of high yield and distressed debt should provide us with significant opportunities to selectively find outstanding investments going forward.

We appreciate your participation in Mutual Shares Fund and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,

/s/ Lawrence Sondike
-------------------------------
Lawrence Sondike
Portfolio Manager




/s/Susan R. Potto
-------------------------------
Susan R. Potto
Assistant Portfolio Manager
Mutual Shares Fund

6
PAGE
--------------------------------------------------------------------------------
The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

                                                                               7
PAGE
PERFORMANCE SUMMARY AS OF 12/31/00

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge. Thus total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*Past expense reductions by the Fund's manager increased the Fund's total return. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS Z                                        CHANGE       12/31/00   12/31/99
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.64       $19.79     $20.43
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                                $0.7031
Short-Term Capital Gain                        $0.6578
Long-Term Capital Gain                         $1.8487
                                               -------
      Total                                    $3.2096


CLASS A                                        CHANGE       12/31/00   12/31/99
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.65      $19.73     $20.38
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                                $0.6296
Short-Term Capital Gain                        $0.6578
Long-Term Capital Gain                         $1.8487
                                               -------
      Total                                    $3.1361

CLASS B                                        CHANGE       12/31/00   12/31/99
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.70      $19.56     $20.26
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                                 $0.5272
Short-Term Capital Gain                         $0.6578
Long-Term Capital Gain                          $1.8487
                                                -------
      Total                                     $3.0337


CLASS C                                        CHANGE       12/31/00   12/31/99
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.66      $19.63     $20.29
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                                 $0.4915
Short-Term Capital Gain                         $0.6578
Long-Term Capital Gain                          $1.8487
                                                -------
      Total                                     $2.9980

Mutual Shares Fund paid distributions derived from long-term capital gains totaling $1.8487 per share in June and December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

8
PAGE
PERFORMANCE

CLASS Z                                  1-YEAR         5-YEAR          10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                13.83%         100.68%         381.07%

Average Annual Total Return(2)            13.83%          14.95%          17.01%

Value of $10,000 Investment(3)          $11,383         $20,068         $48,107


                                                                      INCEPTION
CLASS A                                  1-YEAR         3-YEAR         (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               13.42%         30.02%          75.17%

Average Annual Total Return(2)            6.91%          7.01%          12.79%

Value of $10,000 Investment(3)         $10,691        $12,253         $16,511


                                                                      INCEPTION
CLASS B                                                 1-YEAR         (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                12.69%          28.27%

Average Annual Total Return(2)                             8.83%          11.47%

Value of $10,000 Investment(3)                          $10,883         $12,427

                                                                      INCEPTION
CLASS C                                  1-YEAR         3-YEAR         (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               12.68%          27.61%          70.59%

Average Annual Total Return(2)           10.62%           8.11%          13.40%

Value of $10,000 Investment(3)         $11,062         $12,636         $16,890


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.


3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.                           9
PAGE
TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN

CLASS Z                                                                12/31/00
--------------------------------------------------------------------------------
1-Year                                                                  13.83%

5-Year                                                                  14.95%

10-Year                                                                 17.01%

This graph compares the performance of Mutual Shares Fund - Class Z, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index and Lipper Multi-Cap Value Funds Average from 1/1/91-12/31/00.

                             [CLASS Z PLOT POINTS]

                     MUTUAL SHARES                      LIPPER MULTI-CAP VALUE
      DATE           FUND - CLASS Z     S&P 500            FUNDS AVERAGE
    ----------       --------------    --------         ----------------------
    01/01/1991          $10,000         $10,000                 $10,000
    12/31/1991          $12,099         $13,047                 $12,914
    12/31/1992          $14,679         $14,041                 $14,461
    12/31/1993          $17,760         $15,457                 $16,594
    12/31/1994          $18,567         $15,661                 $16,538
    12/31/1995          $23,972         $21,546                 $21,820
    12/31/1996          $28,948         $26,493                 $26,241
    12/31/1997          $36,584         $35,331                 $33,179
    12/31/1998          $36,748         $45,428                 $36,311
    12/31/1999          $42,261         $54,986                 $38,852
    12/31/2000          $48,107         $49,977                 $42,295



AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                               12/31/00
--------------------------------------------------------------------------------
1-Year                                                                    6.91%

3-Year                                                                    7.01%

Since Inception (11/1/96)                                                12.79%


This graph compares the performance of Mutual Shares Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index and Lipper Multi-Cap Value Funds Average from 11/1/96-12/31/00.

                             [CLASS A PLOT POINTS]

                     MUTUAL SHARES                      LIPPER MULTI-CAP VALUE
      DATE           FUND - CLASS Z     S&P 500            FUNDS AVERAGE
    ----------       --------------    --------         ----------------------
    11/01/1996          $ 9,425         $10,000              $10,000
    11/30/1996          $ 9,968         $10,756              $10,667
    12/31/1996          $10,077         $10,543              $10,610
    01/31/1997          $10,391         $11,202              $11,017
    02/28/1997          $10,635         $11,289              $11,105
    03/31/1997          $10,494         $10,825              $10,742
    04/30/1997          $10,602         $11,472              $11,052
    05/31/1997          $11,102         $12,170              $11,765
    06/30/1997          $11,438         $12,715              $12,188
    07/31/1997          $12,072         $13,728              $13,072
    08/31/1997          $11,989         $12,959              $12,761
    09/30/1997          $12,533         $13,669              $13,413
    10/31/1997          $12,308         $13,212              $12,905
    11/30/1997          $12,462         $13,824              $13,194
    12/31/1997          $12,698         $14,062              $13,409
    01/31/1998          $12,597         $14,218              $13,346
    02/28/1998          $13,325         $15,243              $14,278
    03/31/1998          $13,767         $16,024              $14,907
    04/30/1998          $13,714         $16,186              $14,977
    05/31/1998          $13,582         $15,907              $14,643
    06/30/1998          $13,517         $16,553              $14,689
    07/31/1998          $13,149         $16,376              $14,205
    08/31/1998          $11,293         $14,008              $12,076
    09/30/1998          $11,214         $14,906              $12,639
    10/31/1998          $11,948         $16,118              $13,631
    11/30/1998          $12,585         $17,094              $14,239
    12/31/1998          $12,699         $18,079              $14,677
    01/31/1999          $12,901         $18,835              $14,730
    02/28/1999          $12,726         $18,249              $14,310
    03/31/1999          $13,318         $18,979              $14,715
    04/30/1999          $14,341         $19,713              $15,852
    05/31/1999          $14,407         $19,248              $15,787
    06/30/1999          $14,819         $20,316              $16,304
    07/31/1999          $14,401         $19,683              $15,880
    08/31/1999          $13,837         $19,584              $15,355
    09/30/1999          $13,479         $19,048              $14,710
    10/31/1999          $14,003         $20,253              $15,175
    11/30/1999          $14,262         $20,664              $15,252
    12/31/1999          $14,557         $21,881              $15,700
    01/31/2000          $14,072         $20,783              $14,988
    02/29/2000          $13,493         $20,390              $14,345
    03/31/2000          $14,886         $22,384              $15,872
    04/30/2000          $14,722         $21,711              $15,818
    05/31/2000          $14,907         $21,266              $15,962
    06/30/2000          $14,639         $21,789              $15,637
    07/31/2000          $15,040         $21,449              $15,699
    08/31/2000          $15,797         $22,781              $16,704
    09/30/2000          $15,774         $21,578              $16,494
    10/31/2000          $16,152         $21,487              $16,848
    11/30/2000          $15,635         $19,794              $16,127
    12/31/2000          $16,511         $19,891              $16,990


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

10
PAGE
AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                                 12/31/00
--------------------------------------------------------------------------------
1-Year                                                                   8.83%

Since Inception (1/1/99)                                                11.47%

This graph compares the performance of Mutual Shares Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index and Lipper Multi-Cap Value Funds Average from 1/1/99-12/31/00.

                             [CLASS B PLOT POINTS]

                     MUTUAL SHARES                      LIPPER MULTI-CAP VALUE
      DATE           FUND - CLASS Z     S&P 500            FUNDS AVERAGE
    ----------       --------------    --------         ----------------------
    01/01/1999            $10,000          $10,000            $10,000
    01/31/1999            $10,154          $10,418            $10,036
    02/28/1999            $10,005          $10,094            $9,750
    03/31/1999            $10,467          $10,498            $10,026
    04/30/1999            $11,262          $10,904            $10,800
    05/31/1999            $11,313          $10,647            $10,756
    06/30/1999            $11,627          $11,238            $11,108
    07/31/1999            $11,293          $10,887            $10,820
    08/31/1999            $10,844          $10,833            $10,461
    09/30/1999            $10,556          $10,536            $10,022
    10/31/1999            $10,964          $11,203            $10,339
    11/30/1999            $11,157          $11,430            $10,391
    12/31/1999            $11,382          $12,103            $10,697
    01/31/2000            $11,000          $11,496            $10,211
    02/29/2000            $10,539          $11,278            $ 9,773
    03/31/2000            $11,618          $12,381            $10,814
    04/30/2000            $11,489          $12,009            $10,777
    05/31/2000            $11,624          $11,763            $10,875
    06/30/2000            $11,411          $12,052            $10,654
    07/31/2000            $11,720          $11,864            $10,696
    08/31/2000            $12,303          $12,601            $11,381
    09/30/2000            $12,279          $11,935            $11,237
    10/31/2000            $12,558          $11,885            $11,479
    11/30/2000            $12,157          $10,949            $10,988
    12/31/2000            $12,427          $11,002            $11,576


AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                               12/31/00
--------------------------------------------------------------------------------
1-Year                                                                10.62%

3-Year                                                                 8.11%

Since Inception (11/1/96)                                             13.40%



This graph compares the performance of Mutual Shares Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index and Lipper Multi-Cap Value Funds Average from 11/1/96-12/31/00.

                             [CLASS D PLOT POINTS]

                     MUTUAL SHARES                      LIPPER MULTI-CAP VALUE
      DATE           FUND - CLASS Z     S&P 500            FUNDS AVERAGE
    ----------       --------------    --------         ----------------------
   11/01/1996           $ 9,900           $10,000               $10,000
   11/30/1996           $10,467           $10,756               $10,667
   12/31/1996           $10,576           $10,543               $10,610
   01/31/1997           $10,901           $11,202               $11,017
   02/28/1997           $11,154           $11,289               $11,105
   03/31/1997           $10,995           $10,825               $10,742
   04/30/1997           $11,103           $11,472               $11,052
   05/31/1997           $11,621           $12,170               $11,765
   06/30/1997           $11,969           $12,715               $12,188
   07/31/1997           $12,624           $13,728               $13,072
   08/31/1997           $12,526           $12,959               $12,761
   09/30/1997           $13,090           $13,669               $13,413
   10/31/1997           $12,848           $13,212               $12,905
   11/30/1997           $13,004           $13,824               $13,194
   12/31/1997           $13,235           $14,062               $13,409
   01/31/1998           $13,129           $14,218               $13,346
   02/28/1998           $13,879           $15,243               $14,278
   03/31/1998           $14,329           $16,024               $14,907
   04/30/1998           $14,266           $16,186               $14,977
   05/31/1998           $14,123           $15,907               $14,643
   06/30/1998           $14,048           $16,553               $14,689
   07/31/1998           $13,661           $16,376               $14,205
   08/31/1998           $11,720           $14,008               $12,076
   09/30/1998           $11,638           $14,906               $12,639
   10/31/1998           $12,392           $16,118               $13,631
   11/30/1998           $13,045           $17,094               $14,239
   12/31/1998           $13,163           $18,079               $14,677
   01/31/1999           $13,359           $18,835               $14,730
   02/28/1999           $13,170           $18,249               $14,310
   03/31/1999           $13,773           $18,979               $14,715
   04/30/1999           $14,824           $19,713               $15,852
   05/31/1999           $14,892           $19,248               $15,787
   06/30/1999           $15,305           $20,316               $16,304
   07/31/1999           $14,864           $19,683               $15,880
   08/31/1999           $14,278           $19,584               $15,355
   09/30/1999           $13,899           $19,048               $14,710
   10/31/1999           $14,430           $20,253               $15,175
   11/30/1999           $14,692           $20,664               $15,252
   12/31/1999           $14,989           $21,881               $15,700
   01/31/2000           $14,479           $20,783               $14,988
   02/29/2000           $13,873           $20,390               $14,345
   03/31/2000           $15,299           $22,384               $15,872
   04/30/2000           $15,129           $21,711               $15,818
   05/31/2000           $15,307           $21,266               $15,962
   06/30/2000           $15,026           $21,789               $15,637
   07/31/2000           $15,432           $21,449               $15,699
   08/31/2000           $16,198           $22,781               $16,704
   09/30/2000           $16,166           $21,578               $16,494
   10/31/2000           $16,533           $21,487               $16,848
   11/30/2000           $16,006           $19,794               $16,127
   12/31/2000           $16,890           $19,891               $16,990

4. Sources: Standard and Poor's Micropal; Lipper Inc. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The Lipper Multi-Cap Value Funds Average is an equally-weighted average consisting of 524 mutual funds (including Mutual Shares
Fund) within the Multi-Cap Value investment objective. Lipper calculations do not include sales charges; past expense reductions by the Fund's manager increased the Fund's total return. If these factors had been considered, the Fund's performance relative to the Lipper average may have been different.


Past performance does not guarantee future results.                          11



PAGE

MUTUAL SHARES FUND
Financial Highlights

                                                                                     CLASS Z
                                                        ------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                           2000          1999          1998          1997         1996+
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..................        $20.43        $19.55        $21.30        $18.57        $17.29
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................           .34           .33           .53           .42           .55
 Net realized and unrealized gains (losses).........          2.23          2.55          (.46)         4.43          2.96
                                                        ------------------------------------------------------------------
Total from investment operations....................          2.57          2.88           .07          4.85          3.51
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income..............................          (.70)         (.42)         (.53)         (.54)         (.50)
 Net realized gains.................................         (2.51)        (1.58)        (1.29)        (1.58)        (1.73)
                                                        ------------------------------------------------------------------
Total distributions.................................         (3.21)        (2.00)        (1.82)        (2.12)        (2.23)
                                                        ------------------------------------------------------------------
Net asset value, end of year........................        $19.79        $20.43        $19.55        $21.30        $18.57
                                                        ==================================================================
Total Return........................................        13.83%        14.95%          .45%        26.44%        20.76%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................    $5,359,319    $5,571,867    $6,279,026    $7,918,986    $6,543,063
Ratios to average net assets:
 Expenses(a)........................................          .79%          .77%          .76%          .76%          .70%
 Expenses, excluding waiver and payments by
   affiliate(a).....................................          .82%          .81%          .80%          .79%          .72%
 Net investment income..............................         1.69%         1.58%         2.15%         1.92%         3.02%
Portfolio turnover rate.............................        63.22%        66.24%        69.46%        49.61%        58.35%

(a)Excluding dividend expense on securities sold
   short, the ratios of expenses and expenses,
   excluding waiver and payments by affiliate to
   average net assets, would have been:
 Expenses...........................................          .76%          .75%          .73%          .72%          .70%
 Expenses, excluding waiver and payments by
   affiliate........................................          .79%          .79%          .77%          .75%          .72%

+Per share amounts for the period ended December 31, 1996, have been restated to reflect a 5-for-1 stock split effective February 3, 1997.
++Based on average weighted shares outstanding effective year ended December 31, 1999.
 12
PAGE

MUTUAL SHARES FUND
Financial Highlights (continued)

                                                                                      CLASS A
                                                          ---------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
                                                            2000++        1999++         1998         1997++       1996+
                                                          ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year....................        $20.38        $19.50        $21.26        $18.56     $18.90
                                                          ---------------------------------------------------------------
Income from investment operations:
 Net investment income................................           .27           .26           .40           .34        .21
 Net realized and unrealized gains (losses)...........          2.22          2.54          (.41)         4.43       1.08
                                                          ---------------------------------------------------------------
Total from investment operations......................          2.49          2.80          (.01)         4.77       1.29
                                                          ---------------------------------------------------------------
Less distributions from:
 Net investment income................................          (.63)         (.34)         (.46)         (.49)      (.47)
 Net realized gains...................................         (2.51)        (1.58)        (1.29)        (1.58)     (1.16)
                                                          ---------------------------------------------------------------
Total distributions...................................         (3.14)        (1.92)        (1.75)        (2.07)     (1.63)
                                                          ---------------------------------------------------------------
Net asset value, end of year..........................        $19.73        $20.38        $19.50        $21.26     $18.56
                                                          ===============================================================
Total Return*.........................................        13.42%        14.57%          .06%        26.03%      6.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).......................    $1,283,230    $1,365,694    $1,509,647    $1,043,262    $35,634
Ratios to average net assets:
 Expenses(a)..........................................         1.14%         1.12%         1.11%         1.11%      1.09%**
 Expenses, excluding waiver and payments by
   affiliate(a).......................................         1.17%         1.16%         1.15%         1.14%      1.18%**
 Net investment income................................         1.34%         1.23%         1.78%         1.58%      2.44%**
Portfolio turnover rate...............................        63.22%        66.24%        69.46%        49.61%     58.35%

(a)Excluding dividend expense on securities sold
   short, the ratios of expenses and expenses,
   excluding waiver and payments by affiliate to
   average net assets, would have been:
 Expenses.............................................         1.11%         1.10%         1.08%         1.07%      1.09%**
 Expenses, excluding waiver and payments by
   affiliate..........................................         1.14%         1.14%         1.12%         1.10%      1.18%**

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996. Per share amounts for the period ended December 31, 1996, have been restated to reflect a 5-for-1 stock split effective February 3, 1997.
++Based on average weighted shares outstanding.
                                                                              13
PAGE

MUTUAL SHARES FUND
Financial Highlights (continued)

                                                                        CLASS B
                                                                -----------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------
                                                                 2000            1999+
                                                                 ---------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $20.26          $19.50
                                                                -----------------------
Income from investment operations:
 Net investment income......................................        .14             .09
 Net realized and unrealized gains..........................       2.20            2.55
                                                                -----------------------
Total from investment operations............................       2.34            2.64
                                                                -----------------------
Less distributions from:
 Net investment income......................................       (.53)           (.30)
 Net realized gains.........................................      (2.51)          (1.58)
                                                                -----------------------
Total distributions.........................................      (3.04)          (1.88)
                                                                -----------------------
Net asset value, end of year................................     $19.56          $20.26
                                                                =======================
Total Return*...............................................     12.69%          13.76%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $34,778         $21,634
Ratios to average net assets:
 Expenses(a)................................................      1.79%           1.77%
 Expenses, excluding waiver and payments by affiliate(a)....      1.82%           1.81%
 Net investment income......................................       .70%            .46%
Portfolio turnover rate.....................................     63.22%          66.24%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets, would have
   been:
 Expenses...................................................      1.76%           1.75%
 Expenses, excluding waiver and payments by affiliate.......      1.79%           1.79%

*Total return does not reflect the contingent deferred sales charge. +Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.
 14
PAGE

MUTUAL SHARES FUND
Financial Highlights (continued)

                                                                                        CLASS C
                                                                -------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------
                                                                 2000++      1999++       1998       1997++      1996+
                                                                -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $20.29      $19.41      $21.18      $18.56     $18.90
                                                                -------------------------------------------------------
Income from investment operations:
 Net investment income......................................         .14         .12         .28         .20        .20
 Net realized and unrealized gains (losses).................        2.20        2.53        (.43)       4.42       1.08
                                                                -------------------------------------------------------
Total from investment operations............................        2.34        2.65        (.15)       4.62       1.28
                                                                -------------------------------------------------------
Less distributions from:
 Net investment income......................................        (.49)       (.20)       (.33)       (.42)      (.46)
 Net realized gains.........................................       (2.51)      (1.57)      (1.29)      (1.58)     (1.16)
                                                                -------------------------------------------------------
Total distributions.........................................       (3.00)      (1.77)      (1.62)      (2.00)     (1.62)
                                                                -------------------------------------------------------
Net asset value, end of year................................      $19.63      $20.29      $19.41      $21.18     $18.56
                                                                =======================================================
Total Return*...............................................      12.68%      13.87%      (.59)%      25.17%      6.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $759,477    $890,712    $993,931    $636,838    $16,873
Ratios to average net assets:
 Expenses(a)................................................       1.78%       1.76%       1.76%       1.76%      1.71%**
 Expenses, excluding waiver and payments by affiliate(a)....       1.81%       1.80%       1.80%       1.79%      1.80%**
 Net investment income......................................        .70%        .59%       1.12%        .92%      1.69%**
Portfolio turnover rate.....................................      63.22%      66.24%      69.46%      49.61%     58.35%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets, would have
   been:
 Expenses...................................................       1.75%       1.74%       1.73%       1.72%      1.71%**
 Expenses, excluding waiver and payments by affiliate.......       1.78%       1.78%       1.77%       1.75%      1.80%**

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996. Per share amounts for the period ended December 31, 1996 have been restated to reflect a 5-for-1 stock split effective February 3, 1997.
++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
                                                                              15
PAGE

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000

                                                                   COUNTRY        SHARES/RIGHTS          VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 77.2%
AEROSPACE & DEFENSE 1.6%
B.F. Goodrich Co. ..........................................    United States          1,940,999     $   70,603,839
*European Aeronautic Defense & Space Co. ...................     Netherlands             838,819         18,632,897
Honeywell International Inc. ...............................    United States            597,300         28,259,756
*Litton Industries Inc. ....................................    United States             19,000          1,495,063
                                                                                                     --------------
                                                                                                        118,991,555
                                                                                                     --------------
AUTO COMPONENTS 2.9%
Borg Warner Inc. ...........................................    United States            491,595         19,663,800
Delphi Automotive Systems Corp. ............................    United States          8,272,908         93,070,215
*Lear Corp. ................................................    United States          1,869,165         46,378,657
TRW Inc. ...................................................    United States          1,398,600         54,195,750
                                                                                                     --------------
                                                                                                        213,308,422
                                                                                                     --------------
BANKS 3.0%
Bank of Ireland.............................................    Irish Republic         3,989,061         39,511,227
Banknorth Group Inc. .......................................    United States          2,006,570         40,005,989
Greenpoint Financial Corp. .................................    United States          1,432,722         58,652,057
Sovereign Bancorp Inc. .....................................    United States          4,774,600         38,793,625
U.S. Bancorp................................................    United States          1,638,245         47,816,276
                                                                                                     --------------
                                                                                                        224,779,174
                                                                                                     --------------
BEVERAGES 1.1%
Brown-Forman Corp., A.......................................    United States             12,000            801,000
Brown-Forman Corp., B.......................................    United States            784,605         52,176,233
Pepsi Bottling Group Inc. ..................................    United States            789,245         31,520,472
                                                                                                     --------------
                                                                                                         84,497,705
                                                                                                     --------------
BUILDING PRODUCTS .5%
*American Standard Cos. Inc. ...............................    United States            773,405         38,138,534
                                                                                                     --------------
CHEMICALS 2.8%
*Cytec Industries Inc. .....................................    United States          1,145,890         45,763,982
Imperial Chemical Industries PLC............................    United Kingdom         2,724,460         22,485,759
Sensient Technologies Corp. ................................    United States          1,011,890         23,020,498
*Syngenta AG................................................     Switzerland           1,243,016         66,733,966
Union Carbide Corp. ........................................    United States            889,025         47,840,658
                                                                                                     --------------
                                                                                                        205,844,863
                                                                                                     --------------
COMMERCIAL SERVICES & SUPPLIES 2.1%
*Cendant Corp. .............................................    United States          3,563,965         34,303,163
*Chubb PLC..................................................    United Kingdom         4,535,561         10,569,403
Galileo International Inc. .................................    United States            599,455         11,989,100
*Kidde PLC..................................................    United Kingdom         5,493,486          5,826,412
*Republic Services Inc. ....................................    United States          5,309,800         91,262,188
                                                                                                     --------------
                                                                                                        153,950,266
                                                                                                     --------------

 16
PAGE
MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY        SHARES/RIGHTS          VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
COMPUTERS & PERIPHERALS .6%
*Apple Computer Inc. .......................................    United States          1,688,731     $   25,119,874
Compaq Computer Corp. ......................................    United States          1,221,750         18,387,338
+*DecisionOne Corp. ........................................    United States            457,492          2,287,460
                                                                                                     --------------
                                                                                                         45,794,672
                                                                                                     --------------
CONSTRUCTION MATERIALS .9%
Martin Marietta Materials Inc. .............................    United States          1,570,665         66,439,130
                                                                                                     --------------
CONTAINERS & PACKAGING .3%
*Pactiv Corp. ..............................................    United States          1,654,095         20,469,426
                                                                                                     --------------
DIVERSIFIED FINANCIALS 6.7%
Bear Stearns Cos. Inc. .....................................    United States          2,088,434        105,857,498
CIT Group Inc., A...........................................    United States          3,519,145         70,822,793
Household International Inc. ...............................    United States          1,621,748         89,196,140
Investor AB, A..............................................        Sweden             4,622,160         69,561,414
Chase Manhattan Corp. ......................................    United States          1,498,064         68,068,283
Lehman Brothers Holdings Inc. ..............................    United States            850,600         57,521,825
+*MFN Financial Corp. ......................................    United States            573,852          2,582,334
Moody's Corp. ..............................................    United States          1,339,285         34,402,883
                                                                                                     --------------
                                                                                                        498,013,170
                                                                                                     --------------
DIVERSIFIED TELECOMMUNICATION SERVICES 5.7%
Alltel Corp. ...............................................    United States            543,175         33,914,489
AT&T Corp. .................................................    United States          5,933,756        102,728,151
BellSouth Corp. ............................................    United States          2,023,955         82,855,658
Centurytel Inc. ............................................    United States            846,800         30,273,100
Sprint Corp. FON Group......................................    United States            872,125         17,715,039
Telephone & Data Systems Inc. ..............................    United States          1,755,165        157,964,850
                                                                                                     --------------
                                                                                                        425,451,287
                                                                                                     --------------
ELECTRIC UTILITIES .6%
E.On AG.....................................................       Germany               346,252         21,065,156
Endesa SA...................................................        Spain              1,148,902         19,577,489
Endesa SA, ADR..............................................        Spain                 91,345          1,524,320
                                                                                                     --------------
                                                                                                         42,166,965
                                                                                                     --------------
ELECTRICAL EQUIPMENT .9%
Rockwell International Corp. ...............................    United States            826,510         39,362,539
*Thermo Electron Corp. .....................................    United States            826,160         24,578,260
                                                                                                     --------------
                                                                                                         63,940,799
                                                                                                     --------------

                                                                              17
PAGE
MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY        SHARES/RIGHTS          VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD & DRUG RETAILING .8%
Albertson's Inc. ...........................................    United States          1,976,695     $   52,382,418
*Brunos Inc. ...............................................    United States             98,873          9,392,935
                                                                                                     --------------
                                                                                                         61,775,353
                                                                                                     --------------
FOOD PRODUCTS .7%
+Van Melle NV...............................................     Netherlands           1,812,527         54,028,834
                                                                                                     --------------
HEALTH CARE PROVIDERS & SERVICES .4%
Health Net Inc., A..........................................    United States            886,910         23,225,956
Tenet Healthcare Corp. .....................................    United States            161,885          7,193,765
                                                                                                     --------------
                                                                                                         30,419,721
                                                                                                     --------------
HOTELS RESTAURANTS & LEISURE 2.2%
+*Fine Host Corp. ..........................................    United States            784,457          7,766,124
*P & O Princess Cruises PLC.................................    United Kingdom         7,809,003         32,954,056
*Park Place Entertainment Corp. ............................    United States          4,569,700         54,550,794
Starwood Hotels & Resorts Worldwide Inc. ...................    United States          1,881,510         66,323,228
                                                                                                     --------------
                                                                                                        161,594,202
                                                                                                     --------------
HOUSEHOLD DURABLES .1%
*Bulova Corp. ..............................................    United States             37,900            577,975
+*Sunbeam Corp. ............................................    United States         11,260,174          3,518,804
                                                                                                     --------------
                                                                                                          4,096,779
                                                                                                     --------------
HOUSEHOLD PRODUCTS .2%
Clorox Co. .................................................    United States            341,600         12,126,800
                                                                                                     --------------
INSURANCE 8.0%
*Alleghany Corp. ...........................................    United States            294,300         60,478,650
Allmerica Financial Corp. ..................................    United States            808,785         58,636,913
*Berkshire-Hathaway Inc., A.................................    United States              1,025         72,775,000
*Berkshire-Hathaway Inc., B.................................    United States             20,450         48,139,300
MBIA Inc. ..................................................    United States          1,402,520        103,961,795
Old Republic International Corp. ...........................    United States          2,438,980         78,047,360
PMI Group Inc. .............................................    United States            552,310         37,384,483
+White Mountain Insurance Group Inc. .......................    United States            421,384        134,421,496
                                                                                                     --------------
                                                                                                        593,844,997
                                                                                                     --------------
MACHINERY .2%
*Hexcel Corp. ..............................................    United States            408,795          3,653,605
(R)+*Lancer Industries Inc., B..............................    United States                  3          8,715,100
                                                                                                     --------------
                                                                                                         12,368,705
                                                                                                     --------------

 18
PAGE
MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY        SHARES/RIGHTS          VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MEDIA 12.1%
*AT&T Corp. - Liberty Media Group, A........................    United States         10,135,029     $  137,456,323
*Clear Channel Communications Inc. .........................    United States            921,645         44,642,180
*Comcast Corp., A...........................................    United States            395,405         16,508,159
Dow Jones & Co. Inc. .......................................    United States            232,410         13,160,216
*Fox Entertainment Group Inc., A............................    United States          1,744,745         31,187,317
Gannett Co. Inc. ...........................................    United States            362,625         22,868,039
*General Motors Corp., H....................................    United States          1,825,679         41,990,617
Harcourt General Inc. ......................................    United States            455,915         26,078,338
Knight-Ridder Inc. .........................................    United States            708,695         40,307,028
Lagardere SCA...............................................        France             1,737,588        100,816,744
Meredith Corp. .............................................    United States          1,232,500         39,671,094
Scripps Co., A..............................................    United States          2,163,900        136,055,213
Tribune Co. ................................................    United States            495,255         20,924,524
*USA Networks Inc. .........................................    United States          2,133,370         41,467,379
*Vivendi Universal SA.......................................        France               339,555         22,347,324
Washington Post Co., B......................................    United States            265,838        163,988,810
                                                                                                     --------------
                                                                                                        899,469,305
                                                                                                     --------------
METALS & MINING
*Philip Services Corp. .....................................        Canada               459,713          1,407,871
                                                                                                     --------------
MULTILINE RETAIL 5.9%
*Federated Department Stores Inc. ..........................    United States          6,009,515        210,333,029
May Department Stores Co. ..................................    United States          4,741,760        155,292,640
Sears, Roebuck & Co. .......................................    United States          2,161,715         75,119,596
                                                                                                     --------------
                                                                                                        440,745,265
                                                                                                     --------------
MULTI-UTILITIES .6%
Suez Lyonnaise des Eaux SA..................................        France               251,701         45,962,319
                                                                                                     --------------
OIL & GAS 1.2%
*Abraxas Petroleum Corp. ...................................    United States            428,954          1,876,674
*Abraxas Petroleum Corp., rts., 11/01/04....................    United States            428,954             53,619
Burlington Resources Inc. ..................................    United States            967,535         48,860,518
Conoco Inc., A..............................................    United States          1,438,735         41,183,789
                                                                                                     --------------
                                                                                                         91,974,600
                                                                                                     --------------
PAPER & FOREST PRODUCTS 4.2%
Abitibi-Consolidated Inc. ..................................        Canada             3,233,862         29,711,915
Boise Cascade Corp. ........................................    United States          2,214,695         74,469,119

                                                                              19
PAGE
MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY        SHARES/RIGHTS          VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
PAPER & FOREST PRODUCTS (CONT.)
International Paper Co. ....................................    United States          2,739,570     $  111,808,701
Mead Corp. .................................................    United States          1,734,255         54,412,251
Rayonier Inc. ..............................................    United States          1,033,370         41,141,043
                                                                                                     --------------
                                                                                                        311,543,029
                                                                                                     --------------
PHARMACEUTICALS .1%
Taisho Pharmaceutical Co. Ltd. .............................        Japan                353,300          9,559,518
                                                                                                     --------------
REAL ESTATE 3.6%
+*Alexander's Inc. .........................................    United States            383,200         25,937,850
*Canary Wharf Group PLC.....................................    United Kingdom        24,928,432        180,605,732
Cheung Kong Holdings Ltd. ..................................      Hong Kong            1,860,520         23,793,494
(R)*Security Capital European Realty........................      Luxembourg             685,950          9,990,862
St. Joe Co. ................................................    United States            855,535         18,821,770
Ventas Inc. ................................................    United States          1,523,500          8,569,688
                                                                                                     --------------
                                                                                                        267,719,396
                                                                                                     --------------
ROAD & RAIL 2.9%
Burlington Northern Santa Fe Corp. .........................    United States          2,463,205         69,739,492
+Florida East Coast Industries Inc., A......................    United States          1,913,700         68,653,988
+Florida East Coast Industries Inc., B......................    United States            352,212         12,041,248
Railtrack Group PLC.........................................    United Kingdom         4,979,936         65,872,957
                                                                                                     --------------
                                                                                                        216,307,685
                                                                                                     --------------
SPECIALTY RETAIL 1.6%
*Payless Shoesource Inc. ...................................    United States            542,074         38,351,736
Sherwin-Williams Co. .......................................    United States          2,457,145         64,653,628
TJX Companies Inc. .........................................    United States            716,820         19,891,755
                                                                                                     --------------
                                                                                                        122,897,119
                                                                                                     --------------
TEXTILES & APPAREL .3%
Compagnie Financiere Richemont AG, Br., A...................     Switzerland               8,212         21,967,923
                                                                                                     --------------
TOBACCO 1.8%
*Altadis SA.................................................        Spain              2,787,503         43,181,395
Gallaher Group PLC..........................................    United Kingdom         6,866,611         44,004,244
Gallaher Group PLC, ADR.....................................    United Kingdom           160,000          3,940,000
UST Inc.....................................................    United States          1,669,300         46,844,731
                                                                                                     --------------
                                                                                                        137,970,370
                                                                                                     --------------
TRANSPORTATION INFRASTRUCTURE .5%
Peninsular & Oriental Steam Navigation Co...................    United Kingdom         7,698,563         36,426,808
                                                                                                     --------------

 20
PAGE
MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY        SHARES/RIGHTS          VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
WIRELESS TELECOMMUNICATION SERVICES .1%
*Arch Wireless Inc. ........................................    United States          1,590,418     $      994,011
*VoiceStream Wireless Corp. ................................    United States             97,350          9,795,844
                                                                                                     --------------
                                                                                                         10,789,855
                                                                                                     --------------
TOTAL COMMON STOCKS (COST $4,233,678,995)...................                                          5,746,782,422
                                                                                                     --------------
PREFERRED STOCKS .1%
Finova Finance Trust, 5.50%, cvt. pfd. .....................    United States             74,280            668,520
*Henkel KGAA, pfd. .........................................       Germany               116,923          7,574,368
                                                                                                     --------------
TOTAL PREFERRED STOCKS (COST $7,563,491)....................                                              8,242,888
                                                                                                     --------------
                                                                                    PRINCIPAL
                                                                                     AMOUNT**
                                                                                  --------------
CORPORATE BONDS & NOTES 3.9%
Abraxas Petroleum Corp., 11.50%, 11/01/04...................    United States     $    4,486,500          3,835,958
Arch Paging, Tranche B-1, Term Loan 6/30/06.................    United States         25,696,486         17,987,537
+DecisionOne Corp., Term Loan...............................    United States         17,284,660         14,346,268
Eurotunnel Finance Ltd.:
  Equity Note, 12/31/03.....................................    United Kingdom         7,369,442GBP       4,293,327
  Participating Loan Note, 4/30/40..........................    United Kingdom         1,482,000GBP         907,668
Eurotunnel PLC:
  12/31/18, Tier 2..........................................    United Kingdom        14,936,189GBP      16,064,497
  12/31/25, Tier 3..........................................    United Kingdom         8,162,126GBP       6,827,884
  12/31/50, Resettable Advance R5...........................    United Kingdom         3,751,660GBP       1,737,321
  Stabilization Advance S8, Tier 1..........................    United Kingdom         4,533,094GBP       1,692,893
  Stabilization Advance S8, Tier 2..........................    United Kingdom         3,014,778GBP         855,665
Eurotunnel SA:
  12/31/12, Tier 1 (Libor)..................................        France             4,687,699EUR       3,696,889
  7/07/02, Tier 1 (Pibor)...................................        France               812,702EUR         640,926
  12/31/18, Tier 2 (Libor)..................................        France            22,166,207EUR      14,775,668
  7/07/02, Tier 2 (Pibor)...................................        France             4,576,207EUR       3,050,432
  12/31/25, Tier 3 (Libor)..................................        France            38,213,226EUR      19,373,356
  7/07/02, Tier 3 (Pibor)...................................        France            10,575,783EUR       5,361,714
  12/31/50, Resettable Advance R4...........................        France            21,724,301EUR       6,322,734
  Stabilization Advance S6, Tier 1 (Pibor)..................        France             1,849,047EUR         433,996
  Stabilization Advance S6, Tier 2..........................        France             6,459,536EUR       1,152,265
  Stabilization Advance S7, Tier 1 (Pibor)..................        France             4,122,676EUR         967,646
Finova Capital Corp.:
  Revolver 1................................................    United States          5,602,000          3,676,313
  Revolver 2................................................    United States          4,698,000          2,947,995
  9.125%, 2/27/02...........................................    United States            885,000            570,825
  6.12%, 5/28/02............................................    United States          1,125,000            725,625
  6.50%, 7/28/02............................................    United States            395,000            254,775
  6.39%, 10/08/02...........................................    United States          1,860,000          1,199,700
  6.25%, 11/01/02...........................................    United States          3,525,000          2,273,625
  6.54%, 11/15/02...........................................    United States            630,000            386,017

                                                                              21
PAGE
MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (CONT.)
  5.99%, 1/10/03............................................    United States     $      865,000     $      540,625
  6.11%, 2/18/03............................................    United States         15,813,000          9,883,125
  FRN, 6.7975, 6/18/03......................................    United States          2,600,000          1,625,000
  7.30%, 9/22/03............................................    United States            420,000            262,500
  6.33%, 11/24/03...........................................    United States          1,500,000            937,500
  6.00%, 1/07/04............................................    United States          2,605,000          1,589,050
  6.125%, 3/15/04...........................................    United States          5,165,000          3,150,650
  7.125%, 5/17/04...........................................    United States          5,140,000          3,135,400
  7.429%, 10/14/04..........................................    United States          1,450,000            884,500
  7.25%, 11/08/04...........................................    United States         15,810,000          9,644,100
  6.375%, 5/15/05...........................................    United States          3,070,000          1,811,300
  7.40%, 5/06/06............................................    United States          1,915,000          1,123,109
  7.40%, 6/01/07............................................    United States            435,000            250,125
  7.625%, 9/21/09...........................................    United States          2,990,000          1,719,250
Fremont General Corp., Series B, 7.875%, 3/17/09............    United States          1,735,000            828,463
Golden Books Publishing Inc., 10.75%, 12/31/04..............    United States          2,497,726            474,568
Greyhound Financial Corp.:
  7.25%, 4/01/01............................................    United States            750,000            517,500
  Series B, 7.82%, 1/27/03..................................    United States          1,110,000            693,750
HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06................    United Kingdom         7,930,000          2,379,000
La Quinta Inns Inc.:
  7.25%, 3/15/04............................................    United States          1,521,000          1,216,800
  7.33%, 4/01/08............................................    United States          3,410,000          2,438,150
Meditrust Corp.:
  7.114%, 8/15/04...........................................    United States         12,310,000          8,863,200
  7.62%, 9/13/05............................................    United States            420,000            297,280
  7.00%, 8/15/07............................................    United States          2,910,000          2,109,750
  7.82%, 9/10/26............................................    United States         11,490,000          9,536,700
+MFN Financial Corp.:
  Series A, 10.00%, 3/23/01.................................    United States          3,998,216          3,928,247
  Series B, FRN, 10.9588%, 3/23/01..........................    United States          3,528,213          3,466,469
PG & E Corp., 7.05%, 3/01/24................................    United States          2,380,000          1,841,333
Philip Services Corp.:
  PIK, 10.00%, 5/01/05......................................        Canada             2,103,765          1,683,012
  PIK, 6.00%, 4/15/10.......................................        Canada                14,659             11,727
  Senior Term Debt, 9.00%, 5/01/05..........................        Canada             3,967,652          3,570,886
Service Corp. International:
  6.30%, 3/15/03............................................    United States         11,100,000          7,270,500
  7.375%, 4/15/04...........................................    United States          6,110,000          3,757,650
  6.00%, 12/15/05...........................................    United States          9,369,000          5,152,950
  7.20%, 6/01/06............................................    United States            765,000            415,013
  6.875%, 10/01/07..........................................    United States          4,155,000          2,222,925
  7.70%, 4/15/09............................................    United States         14,390,000          7,698,650
Southern California Edison Co., 7.125%, 7/15/25.............    United States            905,000            710,425
Southwest Royalties Inc., B, 10.50%, 10/15/04...............    United States         15,693,000         13,378,283
U.S. Cellular Corp., cvt., zero cpn., 6/15/15...............    United States          5,000,000          2,831,250

 22
PAGE
MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (CONT.)
Ventas Inc.:
  Tranche A, Term Loan, 12/31/02............................    United States     $    1,857,450     $    1,772,008
  Tranche B, Term Loan, 12/31/05............................    United States          9,338,293          8,591,229
  Tranche C, Term Loan, 12/31/07............................    United States          2,794,926          2,571,332
Vlasic Foods International Inc., 10.25%, 7/01/09............    United States          8,376,000          1,465,800
Xerox Credit Corp.:
  0.80%, 12/16/02...........................................    United States      1,500,000,000JPY       7,880,911
  1.50%, 6/06/05............................................    United States      1,000,000,000JPY       4,816,112
  2.00%, 6/06/07............................................    United States        300,000,000JPY       1,260,946
                                                                                                     --------------
TOTAL CORPORATE BONDS & NOTES (COST $309,767,641)...........                                            288,568,572
                                                                                                     --------------
BONDS & NOTES IN REORGANIZATION 2.8%
*Aiken Cnty S C Indl Rev Ref Belott, 6.00%, 12/01/11........    United States            775,000            193,750
*Altos Hornos de Mexico SA:
  cvt., 5.50%, 12/15/01.....................................        Mexico               350,000            110,250
  Series A, 11.375%, 4/30/02................................        Mexico             6,676,000          2,203,080
  Series B, 11.875%, 4/30/04................................        Mexico             8,020,000          2,646,600
  Tranche A, Term Loan......................................        Mexico             2,005,524            661,823
*Crown Leasing, Bank Claim..................................        Japan          1,474,110,581JPY         903,570
*Dow Corning Corp.:
  8.55%, 3/01/01............................................    United States            500,000            652,500
  9.375%, 2/01/08...........................................    United States          2,170,000          2,831,850
  8.15%, 10/15/29...........................................    United States          5,280,000          6,890,400
  9.50%, 8/10/95............................................    United States          1,250,000          1,631,250
  Bank Debt.................................................    United States        600,000,000JPY       7,460,595
  Bank Debt #1..............................................    United States          7,500,000         10,725,000
  Bank Debt.................................................    United States          2,738,952          3,916,701
  Bank Claim................................................    United States          1,000,000          1,430,000
  Bank Claim #2.............................................    United States          1,391,595          1,989,981
*Genesis Health Ventures Inc.:
  Term Loan A...............................................    United States            965,351            598,517
  Term Loan B...............................................    United States          1,905,640          1,181,497
  Term Loan C...............................................    United States          1,905,272          1,181,269
*Harnischfeger Industries Inc.:
  Revolver..................................................    United States          3,384,975            846,244
  8.90%, 3/01/22............................................    United States          8,255,000          2,063,750
  8.70%, 6/15/22............................................    United States          7,904,000          1,976,000
  7.25%, 12/15/25...........................................    United States         14,685,000          3,671,250
  6.875%, 2/15/27...........................................    United States         10,863,000          2,715,750
*Integrated Health Services Inc.:
  Revolver..................................................    United States          8,340,347          2,856,569
  Tranche B, Term Loan......................................    United States         10,956,795          3,752,702
  Tranche C, Term Loan......................................    United States         10,761,439          3,685,793

                                                                              23
PAGE
MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Laidlaw Inc.:
  Revolver..................................................        Canada        $    9,111,207     $    5,102,276
  7.70%, 8/15/02............................................        Canada            11,650,000          3,320,250
  7.05%, 5/15/03............................................        Canada             1,520,000            433,200
  7.875%, 4/15/05...........................................        Canada             5,510,000          1,570,350
  6.50%, 5/01/05............................................        Canada             1,150,000            301,875
  7.65%, 5/15/06............................................        Canada             2,395,000            682,575
  6.70%, 5/01/08............................................        Canada             3,620,000            950,250
  8.75%, 4/15/25............................................        Canada             6,260,000          1,784,100
  6.72%, 10/01/27...........................................        Canada             9,120,000          2,394,000
*Loewen Group Inc.:
  144A, 6.70%, 10/01/99.....................................        Canada            20,345,000          7,120,750
  Revolver..................................................        Canada             5,873,506          2,643,078
  Series 5, 6.10%, 10/01/02.................................        Canada            12,505,000CAD       3,579,993
  Term Loan.................................................        Canada             1,881,500            846,675
*Loewen Group International Inc.:
  Series 3, 7.50%, 4/15/01..................................        Canada             5,035,000          2,316,100
  Series 3, 7.75%, 10/15/01.................................        Canada             4,280,000          1,840,400
  Series 2, 8.25%, 4/15/03..................................        Canada             4,580,000          2,106,800
  Series 6, 7.20%, 6/01/03..................................        Canada            31,445,000         11,005,750
  Series 4, 8.25%, 10/15/03.................................        Canada             6,705,000          2,883,150
  Series 7, 7.60%, 6/01/08..................................        Canada            21,575,000          7,551,250
*Multicare Companies Inc.:
  Revolver..................................................    United States            965,181            588,761
  Term Loan A...............................................    United States          1,155,841            705,063
  Term Loan B...............................................    United States          1,810,404          1,104,347
  Term Loan C...............................................    United States            600,398            366,243
*Nippon Credit Bank Ltd., Bank Claim........................        Japan            762,467,322JPY       1,068,255
*Nippon Total Finance, Bank Claim...........................        Japan            822,892,514JPY         432,343
*Optel Inc.:
  13.00%, 2/15/05...........................................    United States         12,390,000          6,504,750
  11.50%, 7/01/08...........................................    United States            475,000            249,375
*Peregrine Investments Holdings Ltd.:
  6.70, 1/15/98.............................................      Hong Kong              500,000             31,250
  zero cpn., 1/22/98........................................      Hong Kong           95,000,000JPY         108,144
  2.60%, 6/30/00............................................      Hong Kong          250,000,000JPY         284,588
*PIV Investment Finance (Cayman) Ltd., cvt., 4.50%,
  12/01/00..................................................      Hong Kong           22,710,000          2,838,750
*Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17....    United States            385,000             96,250
*Pratama Datakom Asia BV:
  144A, 12.75%, 7/15/05.....................................      Indonesia           12,810,000          1,281,000
  Reg S, 12.75%, 7/15/05....................................      Indonesia            2,690,000            269,000

 24
PAGE
MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Safety Kleen Corp.:
  9.25%, 5/15/09............................................    United States     $    1,085,000     $       16,275
  Revolver..................................................    United States            580,757            180,035
  Term Loan A...............................................    United States          3,610,324          1,119,200
  Term Loan B...............................................    United States          3,225,224            999,819
  Term Loan C...............................................    United States          3,225,224            999,819
*Safety Kleen Services, 9.25%, 6/01/08......................    United States             85,000              1,275
*SFC New Holdings Inc., PIK, 13.25%, 8/15/03................    United States         25,931,000          7,260,680
*United Companies Financial Corp., Revolver.................    United States         45,581,514          2,962,798
*Vencor Inc.:
  9.875%, 5/01/05...........................................    United States         28,300,000          6,792,000
  Revolver..................................................    United States          5,310,685          4,885,830
  Term Loan A...............................................    United States         23,237,351         21,378,364
  Term Loan B...............................................    United States         15,121,446         13,911,732
  Tranche B, DIP Revolver, Term Loan, 1/31/01...............    United States          1,175,000          1,163,250
  Tranche A, DIP Revolver, Term Loan, 1/31/01...............    United States          2,415,350          2,391,196
                                                                                                     --------------
TOTAL BONDS & NOTES IN REORGANIZATION (COST $235,138,477)...                                            207,199,905
                                                                                                     --------------
                                                                                      SHARES
                                                                                  --------------
COMPANIES IN LIQUIDATION .1%
+*City Investing Company Liquidating Trust..................    United States          4,314,037          5,662,174
+*MBOP Liquidating Trust....................................    United States            574,712            287,356
*Roeser & Pendelton.........................................    United States              2,800              8,538
                                                                                                     --------------
TOTAL COMPANIES IN LIQUIDATION (COST $587,275)..............                                              5,958,068
                                                                                                     --------------
                                                                                    PRINCIPAL
                                                                                     AMOUNT**
                                                                                  --------------
GOVERNMENT AGENCIES 15.7%
Fannie Mae, 5.695% to 6.680%, with maturities to 11/30/01...                      $  554,486,000        539,935,928
Federal Home Loan Bank, 5.35% to 7.03%, with maturities to
  2/28/02...................................................                         463,047,000        457,256,120
Federal Home Loan Mortgage Corp., 5.635% to 6.710%, with
  maturities to 12/06/01....................................                         172,859,000        169,537,053
                                                                                                     --------------
TOTAL GOVERNMENT AGENCIES (COST $1,165,309,840).............                                          1,166,729,101
                                                                                                     --------------
TOTAL INVESTMENTS (COST $5,952,045,719) 99.8%...............                                          7,423,480,956
OPTIONS WRITTEN.............................................                                               (165,481)
SECURITIES SOLD SHORT (1.2%)................................                                            (91,854,369)
NET EQUITY IN FORWARD CONTRACTS (.6%).......................                                            (41,091,443)
OTHER ASSETS, LESS LIABILITIES 2.0%.........................                                            146,434,112
                                                                                                     --------------
TOTAL NET ASSETS 100.0%.....................................                                         $7,436,803,775
                                                                                                     ==============

                                                                              25
PAGE
MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

SECURITIES SOLD SHORT
ISSUER                                                             COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
*Dow Chemical Co. ..........................................    United States          1,431,669     $   52,434,878
*Deutsche Telekom AG........................................       Germany                39,600          1,208,303
*Deutsche Telekom AG, ADR...................................       Germany               273,300          7,994,025
*General Electric Co. ......................................    United States            630,345         30,217,163
                                                                                                     --------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $97,497,971)..........                                         $   91,854,369
                                                                                                     ==============
OPTIONS WRITTEN
ISSUER                                                             COUNTRY          CONTRACTS            VALUE
-------------------------------------------------------------------------------------------------------------------
*Health Net Inc., January/22.5/Call.........................    United States                324     $      121,500
*Tenet Healthcare Corp., January/45/Call....................    United States                227             43,981
                                                                                                     --------------
TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $112,730)..........                                         $      165,481
                                                                                                     ==============

CURRENCY ABBREVIATIONS:

CAD -- Canadian Dollar
EUR -- European Unit
GBP -- British Pound
JPY -- Japanese Yen

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
(R)Restricted Securities (See note 6).
+The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at December 31, 2000, were $347,643,752.
                       See Notes to Financial Statements.
 26
PAGE

MUTUAL SHARES FUND
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

Assets:
 Investments in securities, at value (cost
  $5,952,045,719)...........................................                      $7,423,480,956
 Cash.......................................................                          21,593,975
 Receivables:
  Investment securities sold................................                          77,952,258
  Capital shares sold.......................................                           7,623,738
  Dividends and interest....................................                          17,921,329
 Unrealized gain on forward exchange contracts (Note 7).....                           1,788,870
 Deposits with broker for securities sold short.............                          84,827,551
                                                                                  --------------
      Total assets..........................................                       7,635,188,677
                                                                                  --------------
Liabilities:
 Payables:
  Investment securities purchased...........................                          45,059,403
  Capital shares redeemed...................................                          10,731,092
  To affiliates.............................................                           7,085,295
 Options written, at value (premiums received $112,730).....                             165,481
 Securities sold short, at value (proceeds $97,497,971).....                          91,854,369
 Unrealized loss on forward exchange contracts (Note 7).....                          42,880,313
 Accrued expenses...........................................                             608,949
                                                                                  --------------
      Total liabilities.....................................                         198,384,902
                                                                                  --------------
Net assets, at value........................................                      $7,436,803,775
                                                                                  ==============
Net assets consist of:
 Distributions in excess of net investment income...........                      $  (28,882,208)
 Net unrealized appreciation................................                       1,435,934,645
 Accumulated net realized gain..............................                         257,553,813
 Capital shares.............................................                       5,772,197,525
                                                                                  --------------
Net assets, at value........................................                      $7,436,803,775
                                                                                  ==============

                                                                              27
PAGE
MUTUAL SHARES FUND
Financial Statements (continued)
STATEMENT OF ASSETS AND LIABILITIES (CONT.)

DECEMBER 31, 2000

CLASS Z:
 Net asset value and maximum offering price per share ($5,359,318,787 /
  270,771,984 shares outstanding).............................................            $19.79
                                                                                  ==============
CLASS A:
 Net asset value per share ($1,283,230,450 / 65,037,866 shares outstanding)...            $19.73
                                                                                  ==============
 Maximum offering price per share ($19.73 / 94.25%)...........................            $20.93
                                                                                  ==============
CLASS B:
 Net asset value and maximum offering price per share ($34,777,464 / 1,777,956
  shares outstanding)*........................................................            $19.56
                                                                                  ==============
CLASS C:
 Net asset value per share ($759,477,074 / 38,687,757 shares outstanding)*....            $19.63
                                                                                  ==============
 Maximum offering price per share ($19.63 / 99.00%)...........................            $19.83
                                                                                  ==============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 28
PAGE

MUTUAL SHARES FUND
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

Investment Income:
 (net of foreign taxes of $3,013,988)
 Dividends..................................................    $ 94,180,008
 Interest...................................................      86,065,263
                                                                ------------
      Total investment income...............................                    $  180,245,271
                                                                                --------------
Expenses:
 Management fees (Note 3)...................................      43,510,153
 Administrative fees (Note 3)...............................       5,657,479
 Distribution fees (Note 3)
  Class A...................................................       4,394,153
  Class B...................................................         269,285
  Class C...................................................       7,670,900
 Transfer agent fees (Note 3)...............................       6,203,194
 Custodian fees.............................................         350,501
 Reports to shareholders....................................         506,604
 Registration and filing fees...............................         170,319
 Professional fees..........................................         596,220
 Directors' fees and expenses...............................         235,162
 Dividends for securities sold short........................       1,935,489
 Other......................................................         117,936
                                                                ------------
      Total expenses........................................                        71,617,395
      Expenses waived/paid by affiliate (Note 3)............                        (1,770,798)
                                                                                --------------
          Net expenses......................................                        69,846,597
                                                                                --------------
            Net investment income...........................                       110,398,674
                                                                                --------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................     828,505,343
  Foreign currency transactions.............................     178,825,505
                                                                ------------
      Net realized gain.....................................                     1,007,330,848
Net unrealized depreciation on:
   Investments..............................................    (147,906,784)
   Translation of assets and liabilities denominated in
     foreign currencies.....................................     (66,641,314)
                                                                ------------
      Net unrealized depreciation...........................                      (214,548,098)
                                                                                --------------
Net realized and unrealized gain............................                       792,782,750
                                                                                --------------
Net increase in net assets resulting from operations........                    $  903,181,424
                                                                                ==============

                       See Notes to Financial Statements.
                                                                              29
PAGE

MUTUAL SHARES FUND
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                     2000                  1999
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   110,398,674       $   115,569,270
  Net realized gain from investments and foreign currency
   transactions.............................................      1,007,330,848           831,688,269
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................       (214,548,098)          182,982,992
                                                                -------------------------------------
    Net increase in net assets resulting from operations....        903,181,424         1,130,240,531

 Distributions to shareholders from:
  Net investment income:
   Class Z..................................................       (174,856,788)         (108,309,743)
   Class A..................................................        (37,605,039)          (21,630,827)
   Class B..................................................           (736,237)             (270,895)
   Class C..................................................        (18,026,689)           (8,195,525)
  Net realized gains:
   Class Z..................................................       (624,895,310)         (409,414,842)
   Class A..................................................       (149,893,463)         (100,779,589)
   Class B..................................................         (3,647,966)           (1,324,825)
   Class C..................................................        (91,536,512)          (66,770,051)
                                                                -------------------------------------
Total distributions to shareholders.........................     (1,101,198,004)         (716,696,297)
  Capital share transactions (Note 2):
   Class Z..................................................        (71,178,340)       (1,004,479,968)
   Class A..................................................        (48,885,420)         (215,301,758)
   Class B..................................................         13,932,933            22,523,646
   Class C..................................................       (108,956,832)         (148,981,707)
                                                                -------------------------------------
Total capital share transactions............................       (215,087,659)       (1,346,239,787)
    Net decrease in net assets..............................       (413,104,239)         (932,695,553)

Net assets:
 Beginning of year..........................................      7,849,908,014         8,782,603,567
                                                                -------------------------------------
 End of year................................................    $ 7,436,803,775       $ 7,849,908,014
                                                                =====================================

Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of year................................................    $   (28,882,208)      $    13,620,505
                                                                =====================================

                       See Notes to Financial Statements.
 30
PAGE

MUTUAL SHARES FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing in stocks and corporate debt securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                              31
PAGE
MUTUAL SHARES FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

f. SYNTHETIC EQUITY SWAPS:

Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

g. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

 32
PAGE
MUTUAL SHARES FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

g. SECURITIES SOLD SHORT (CONT.)
The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

h. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS:

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

i. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B and Class C shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively, and a fourth class of shares, Class B was established. Each class of shares differ by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2000, there were 1.7 billion shares authorized ($0.001 par value) of which 1 billion, 250 million, 200 million and 250 million were designated as Class Z, Class A, Class B and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                                              YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                                    2000                                  1999
                                                        -------------------------------------------------------------------
                                                          SHARES          AMOUNT               SHARES           AMOUNT
                                                        -------------------------------------------------------------------
CLASS Z SHARES:
Shares sold...........................................    8,401,448    $ 169,274,555          10,144,534    $   212,511,082
Shares issued on reinvestment of distributions........   36,372,598      694,521,339          22,397,081        454,213,355
Shares redeemed.......................................  (46,677,074)    (934,974,234)        (81,120,944)    (1,671,204,405)
                                                        -------------------------------------------------------------------
Net decrease..........................................   (1,903,028)   $ (71,178,340)        (48,579,329)   $(1,004,479,968)
                                                        ===================================================================

                                                                              33
PAGE
MUTUAL SHARES FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                                              YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                                    2000                                  1999
                                                        -------------------------------------------------------------------
                                                          SHARES          AMOUNT               SHARES           AMOUNT
                                                        -------------------------------------------------------------------
CLASS A SHARES:
Shares sold...........................................   11,888,627    $ 238,134,009          14,951,408    $   313,756,603
Shares issued on reinvestment of distributions........    9,462,361      180,120,228           5,708,854        115,472,688
Shares redeemed.......................................  (23,325,313)    (467,139,657)        (31,077,434)      (644,531,049)
                                                        -------------------------------------------------------------------
Net decrease..........................................   (1,974,325)   $ (48,885,420)        (10,417,172)   $  (215,301,758)
                                                        ===================================================================

                                                                              YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                                    2000                                 1999+
                                                        -------------------------------------------------------------------
                                                          SHARES          AMOUNT               SHARES           AMOUNT
                                                        -------------------------------------------------------------------
CLASS B SHARES:
Shares sold...........................................      701,518    $  13,978,868           1,030,482    $    21,813,792
Shares issued on reinvestment of distributions........      219,958        4,147,974              76,501          1,521,346
Shares redeemed.......................................     (211,342)      (4,193,909)            (39,161)          (811,492)
                                                        -------------------------------------------------------------------
Net increase..........................................      710,134    $  13,932,933           1,067,822    $    22,523,646
                                                        ===================================================================

                                                                              YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                                    2000                                  1999
                                                        -------------------------------------------------------------------
                                                          SHARES          AMOUNT               SHARES           AMOUNT
                                                        -------------------------------------------------------------------
CLASS C SHARES:
Shares sold...........................................    4,238,621    $  84,392,271           6,636,188    $   138,846,953
Shares issued on reinvestment of distributions........    5,456,315      103,268,360           3,498,453         70,419,412
Shares redeemed.......................................  (14,914,986)    (296,617,463)        (17,436,466)      (358,248,072)
                                                        -------------------------------------------------------------------
Net decrease..........................................   (5,220,050)   $(108,956,832)         (7,301,825)   $  (148,981,707)
                                                        ===================================================================

+Effective date of Class B shares was January 1, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisors, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. Franklin Mutual agreed, through June 30, 2000, to limit the expense ratio of the Fund to be no higher than expected for the Fund's 1996 fiscal year, except that increases in expenses will be permitted if the Series Fund's

 34
PAGE
MUTUAL SHARES FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

Board of Directors determines that such expenses would have been higher had the merger between Franklin Mutual and the Fund's former investment adviser not taken place. This expense limitation does not include items such as litigation expenses, interest, taxes, insurance, brokerage commissions, and expenses of an extraordinary nature. The expense reduction is set forth in the Statement of Operations.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

ANNUALIZE
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00% and 1.00% per year of the average daily net asset of Class A, Class B and Class C shares, respectively. Distributors received net commissions from sales of those Fund shares, and received contingent deferred sales charges for the period of $294,214 and $198,435, respectively.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $5,997,594,746 was as follows:

Unrealized appreciation.....................................  $1,732,236,648
Unrealized depreciation.....................................    (306,350,438)
                                                              --------------
Net unrealized appreciation.................................  $1,425,886,210
                                                              ==============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sales of foreign currencies.

At December 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 2000 of $1,276,493. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividend paid deduction for tax purposes.

                                                                              35
PAGE
MUTUAL SHARES FUND
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000, aggregated $4,172,740,569 and $5,246,030,433, respectively.

Transactions in options written during the year ended December 31, 2000 were as follows:

                                                               NUMBER
                                                              OF CONTRACTS      PREMIUM
                                                                -----------------------
Options outstanding at December 31, 1999....................          0       $         0
Options written.............................................      9,302         3,380,157
Options expired.............................................     (1,104)         (565,157)
Options terminated in closing transactions..................     (7,597)       (2,694,920)
Options exercised...........................................        (50)           (7,350)
                                                              ---------------------------
Options outstanding at December 31, 2000....................        551       $   112,730
                                                              ===========================

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 2000 are as follows:

NUMBER OF SHARES OR                                                                    ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                   DATE            VALUE
------------------------------------------------------------------------------------------------------------------
            3         Lancer Industries Inc., B...................................       8/11/89       $ 8,715,100
      685,950         Security Capital European Realty............................       4/08/98         9,990,862
                                                                                                       -----------
TOTAL RESTRICTED SECURITIES (COST $13,762,590) (.25% OF NET ASSETS)...............                     $18,705,962
                                                                                                       ===========

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

 36
PAGE
MUTUAL SHARES FUND
Notes to Financial Statements (continued)

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)
As of December 31, 2000, the Fund had the following forward exchange contracts outstanding:

CONTRACTS TO BUY:                                                                  IN           SETTLEMENT       UNREALIZED
-----------------                                                             EXCHANGE FOR         DATE         GAIN/(LOSS)
                                                                                -----------------------------------------
  159,000,000       Swedish Krona.......................................    U.S.$ 16,009,263     4/20/01      U.S.$    953,437
                                                                                  ----------                        ----------
CONTRACTS TO SELL:
------------------
  184,896,914       Hong Kong Dollars...................................    U.S.$ 23,740,979     1/19/01      U.S.$     28,388
   43,351,215       Canadian Dollars....................................          29,450,764     1/31/01               567,245
   47,387,135       British Pounds......................................          70,910,109     2/22/01                54,550
2,114,672,875       Japanese Yen........................................          18,967,873     3/27/01               185,250
                                                                                  ----------                        ----------
                                                                            U.S.$143,069,725                           835,433
                                                                                  ----------                        ----------
        Unrealized gain on forward exchange contracts...................                                      U.S.$  1,788,870
                                                                                                                    ----------
CONTRACTS TO BUY:
-----------------
   21,541,596       Canadian Dollars....................................    U.S.$ 14,458,336     1/31/01      U.S.$   (105,864)
                                                                                  ----------                        ----------
CONTRACTS TO SELL:
------------------
   36,726,460       European Unit.......................................    U.S.$ 31,280,227     1/22/01      U.S.$ (3,241,730)
   60,000,000       British Pounds......................................          85,553,400     1/22/01            (4,120,099)
   48,100,000       European Unit.......................................          40,906,695     1/31/01            (4,324,642)
  189,750,000       Swedish Krona.......................................          19,158,299     1/31/01            (1,000,207)
   24,422,888       Canadian Dollars....................................          15,879,556     1/31/01              (392,627)
   34,525,669       European Unit.......................................          31,582,261     2/15/01              (902,336)
   46,631,672       British Pounds......................................          66,564,260     2/22/01            (3,161,694)
  100,000,000       European Unit.......................................          90,781,000     2/26/01            (3,345,565)
   20,000,000       British Pounds......................................          29,266,400     2/26/01              (640,187)
   66,802,900       Swiss Francs........................................          39,472,851     3/13/01            (2,009,688)
   30,408,804       European Unit.......................................          26,585,679     3/14/01            (2,054,588)
  284,468,512       Swedish Krona.......................................          29,678,105     3/15/01              (617,258)
   10,121,021       British Pounds......................................          14,904,190     3/19/01              (234,197)
  559,782,233       Japanese Yen........................................           4,959,678     3/27/01               (10,962)
   40,000,000       British Pounds......................................          58,729,900     4/17/01            (1,115,092)
  274,029,277       Swedish Krona.......................................          27,739,688     4/20/01            (1,494,755)
   46,901,935       European Unit.......................................          40,901,580     4/30/01            (3,343,209)
   63,282,723       European Unit.......................................          55,778,800     5/21/01            (3,958,858)
   54,803,324       British Pounds......................................          78,101,041     5/29/01            (3,915,048)
   52,604,352       Swiss Francs........................................          31,470,921     6/14/01            (1,415,361)

                                                                              37
PAGE
MUTUAL SHARES FUND
Notes to Financial Statements (continued)

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                                                                                   IN           SETTLEMENT       UNREALIZED
CONTRACTS TO SELL:                                                            EXCHANGE FOR         DATE         GAIN/(LOSS)
                                                                            --------------------------------------------------
------------
    6,587,700       Swedish Krona.......................................    U.S.$    700,000     6/20/01      U.S.$     (4,612)
   50,518,812       European Unit.......................................          46,265,742     6/22/01            (1,471,734)
                                                                                  ----------                        ----------
                                                                            U.S.$866,260,273                       (42,774,449)
                                                                                  ----------                        ----------
        Unrealized loss on forward exchange contracts...................                                           (42,880,313)
                                                                                                                    ----------
          Net unrealized loss on forward exchange contracts.............                                      U.S.$(41,091,443)
                                                                                                                    ----------

 38
PAGE

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors of Franklin Mutual Series Fund Inc. and Shareholders of Mutual Shares Fund

We have audited the accompanying statement of assets and liabilities of Mutual Shares Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the statement of investments, as of December 31, 2000, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Shares Fund, a portfolio of Franklin Mutual Series Fund Inc., at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                           [ERNST & YOUNG LLP SIGNATURE]

Boston, Massachusetts
January 26, 2001

                                                                              39
PAGE

MUTUAL SHARES FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $592,578,238 as a capital gain dividend for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 15.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.

 40
PAGE


ANNUAL REPORT

CHAIRMAN OF THE BOARD

Michael F. Price

OFFICERS

Peter A. Langerman
Robert L. Friedman
Jeffrey Altman
Raymond Garea
Lawrence Sondike
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Shares(R) Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

474 A00 02/01                               [LOGO]    Printed on recycled paper